Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Audax Private Credit Fund, LLC (the “Company”) on Form 10-K for the period ended December 31, 2025 (the “Report”), I, Kevin Magid, Chief Executive Officer (Principal Executive Officer) of the Company, and I, Alexander Gardiner, Interim Chief Financial Officer (Principal Financial Officer) of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kevin Magid
Name:	Kevin Magid
Title:	Chief Executive Officer (Principal Executive Officer)
Date:	March 23, 2026

By:	/s/ Alexander Gardiner
Name:	Alexander Gardiner
Title:	Interim Chief Financial Officer (Principal Financial Officer)
Date:	March 23, 2026